                                                                   Exhibit 10(w)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(w) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(w) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.


                         AMENDMENT TO LICENSE AGREEMENT

         This Amendment to License Agreement effective as of the date of the last signature (the "Amendment Effective Date"), modifies that certain License Agreement between Callaway Golf Company ("Callaway Golf") and Ashworth, Inc. ("Ashworth") dated May 14, 2001 (the "Agreement").

         The parties now wish to modify the Agreement in certain respects as set forth below.

         The parties hereby agree as follows:

1.       Sales Representatives.

         (a) Section 2(d) of the Agreement is modified to require that, for the remainder term of the Agreement, Ashworth use commercially reasonable efforts to maintain a Canada, Europe and United States sales force consisting of between four (4) and six (6) in-house sales representatives, who are full-time employees of Ashworth and whose sole duties are those relating directly and primarily to selling, marketing, promoting, advertising and distributing the Licensed Products bearing the Trademarks pursuant to the Agreement, and twenty-nine (29) independent sales representatives.

         (b)      Section 2(e) of the Agreement is replaced with the following:

         On or before December 31, 2004 Ashworth shall commence selling, marketing, promoting, advertising and distributing the Licensed Products in New Zealand, Australia and South Africa through distributors and/or sales representatives.

         (c) Ashworth shall provide Tour Golf Group, Inc. with full and unlimited access to all relevant independent apparel sales representatives of the Licensed Products who are in good standing with Ashworth to also promote and sell Callaway Golf Footwear. Tour Golf Group's use of these independent sales representatives shall be for footwear only.

         (d) The Vice President of Sales of Ashworth (Callaway Golf Apparel Sales) shall collaborate fully with the Vice President of Sales of Tour Golf Group, Inc. to offer prospective independent sales representatives a total Callaway Golf package, including apparel and footwear.

2.       Closeouts.

         (a)      The following is added to the end of Section 2(f) of the
Agreement:

                                                                   Exhibit 10(w)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(w) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(w) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.


         The parties acknowledge that Other Third-Party Stores shall include:
Nordstrom Rack (no Last Call stores); Saks Off Fifth; Stein Mart; and other stores as approved on a case-by-case basis and in writing by Callaway Golf, in its sole and absolute discretion. Ashworth shall first present any closeout Licensed Products to the Ashworth Outlet Stores before presenting the closeout Licensed Products to the Other Third-Party Stores.

         (b) Further to the first sentence of Exhibit F-1, Ashworth and Callaway Golf agree that Ashworth shall pay a reduced royalty rate on closeout sales. For purposes of the Agreement, "Closeout" shall mean a markdown of at least thirty percent (30%) off net wholesale. With respect to Closeout sales Ashworth shall pay Callaway Golf royalties equal to [**] of Closeout Net Sales for up to a maximum of [**] of the total Net Sales for each of: (1) the U.S. and Canada combined; and (2) Europe. Ashworth shall include in the reports that it provides to Callaway Golf pursuant to Section 3(c) of the Agreement an additional line item disclosing the total amount of Closeout Net Sales for the U.S., Canada and Europe.

3.       Advertising and Promotion.

         (a) Ashworth shall spend at least [**] wholesale (including embroidery) each calendar year on free Licensed Products for use by Callaway Golf Pro Tour staff players and Callaway Golf Tour representatives. This
[**] shall be part of the required expenditures listed in Exhibit E of the Agreement. The Pro Tour Department of Callaway Golf shall select and manage the inventory of Licensed Products for use by Callaway Golf Pro Tour staff players and Callaway Golf Tour representatives.

         (b)      The following is added to the end of Section 2(j) of the
Agreement:

         Notwithstanding the foregoing in this Section 2(j), the required expenditures that are carried over from a previous calendar year into the first 150 days of the subsequent calendar year shall be spent only on the following:
(i) printed, television, radio, Internet and direct mail advertising; and (ii) fixtures, point of purchase materials and freight for point of purchase materials.

         (c)      Exhibit E of the Agreement is modified as follows:

           Period                            Required Expenditures
----------------------------      ------------------------------------------
INITIAL TERM

       01/01/2003-12/31/2003      [**] of Net Sales

                                                                   Exhibit 10(w)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(w) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(w) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.


       01/01/2004-12/31/2004      [**] of Net Sales

       01/01/2005-12/31/2005      [**] of Net Sales

       01/01/2006-12/31/2010      [**] of Net Sales each year for years 2006
                                  through 2010

RENEWAL TERM

       01/01/2011-12/31/2015      [**] of Net Sales each year for years 2011
                                  through 2015

4. Personnel. Section 2(k) of the Agreement is modified to add the following:

         (a) Ashworth shall maintain the new position for Callaway Golf, Ashworth, and other brands of Senior Vice President of Merchandising and Design. In the event that Mr. Eddie Fadel should vacate this position, Ashworth shall provide Callaway Golf with the opportunity to interview and approve of his replacement. Approval from Callaway Golf shall not be unreasonably withheld.

         (b) Ashworth shall use commercially reasonable efforts to employ a person to fill the position of Senior Designer for Callaway Golf. The Senior Designer for Callaway Golf shall report directly to the Senior Vice President of Merchandising and Design and shall focus exclusively on the design of Callaway Golf Licensed Products. Ashworth shall fill the position of Senior Designer for Callaway Golf no later than November 1, 2003. Callaway Golf shall have the opportunity to interview candidates for this position, and no Senior Designer for Callaway Golf shall be appointed without the approval of Callaway Golf, which approval shall not be unreasonably withheld. Ashworth shall use commercially reasonable efforts to ensure that the position of Senior Designer for Callaway Golf remains filled, during the term of this Agreement, by a person suitably qualified for such position.

5.       Prosecution and Maintenance of Licensed Trademarks.

         (a) The first sentence of Section 8(c) of the Agreement is hereby replaced with the following:

         Callaway Golf is solely responsible for all Trademark prosecution and maintenance decisions and efforts, including but not limited to conferring with relevant domestic and foreign counsel, communicating with relevant domestic and foreign

                                                                   Exhibit 10(w)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(w) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(w) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.


trademark offices, filing new applications, affidavits, extensions and other necessary or appropriate documents.

         (b)      The following is added to the end of Section 8(c) of the
Agreement:

         Unless otherwise determined by Callaway Golf on a case by case basis, Ashworth shall be responsible for direct payment of all application fees, extension fees, renewal fees, attorneys' fees and other disbursements necessary in order to file and prosecute applications for the registration of the Trademarks in International Classes 16, 18, 20, 24 and 25 (or the equivalent country specific classes) in all countries in the Territory where the Licensed Products shall or may be sold ("Trademark Fees"); provided, however, that the failure to obtain such registration shall not affect the validity of the Agreement. Ashworth may apply any Trademark Fee to the requisite advertising and promotion expenditures for the year in which the Trademark Fee is incurred. Callaway Golf shall be entitled to receive, for recordkeeping purposes, copies of all invoices, billing statements, etc. with respect to all Trademark Fees for which Ashworth is responsible under this Section 8(c). In the event Ashworth fails to timely pay any Trademark Fees, Callaway Golf may, in its discretion pay the given Trademark Fees to the applicable agency and/or provider of services and Ashworth shall promptly reimburse Callaway Golf for such expenditures (including any penalties and/or late charges assessed against the given matter which are paid for by Callaway Golf). Callaway Golf reserves the right, in its sole discretion, to add a late charge (as described in Section 3(d) of the Agreement) to any reimbursements which Ashworth fails to pay to Callaway Golf within thirty (30) days of the date of Callaway Golf's invoice.

6. European Business. On or before December 31, 2003 and periodically thereafter Ashworth and Callaway Golf shall meet to review Ashworth's business model for Europe. A review of the European plan performance will be scheduled for on or after March 31, 2004, at which time Callaway Golf will evaluate the progress and set forth a timeline for any necessary adjustments.

7. Trademarks. Exhibit A of the Agreement is modified to add the following trademarks:

                        Callaway Golf Boston
                        Callaway Golf Drysport
                        Callaway Golf Italy
                        Black and Blue Tag (without Callaway Golf Logo)
                        Gray and Taupe Sport Tag (without Callaway Golf Logo)

8. Territory. Exhibit B of the Agreement is modified to add the following territories:

                                                                   Exhibit 10(w)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(w) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(w) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.


                        Dubai
                        Guam
                        Puerto Rico
                        Saipan

9. Non-Exclusive Licensed Products. Exhibit C-2 of the Agreement is modified to delete the following products:

                        Briefcases
                        Desk Supplies
                        Leather & Non-Leather Handbags
                        Office Accessories
                        Portfolios
                        Sports/Duffel Bags

Ashworth shall complete all sales and delivery of the above-deleted non-exclusive products by December 31, 2003.

10. All other terms and conditions in the Agreement that have not been changed or otherwise modified by this Amendment shall remain unchanged and shall continue in full force and effect. All capitalized terms used in this Amendment, which are not otherwise defined herein, shall have the same meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date.

ASHWORTH, INC.                             CALLAWAY GOLF COMPANY

By: /s/ Randall L. Herrel, Sr.             By:/s/ Ronald A. Drapeau
    --------------------------------          --------------------------------

Name: Randall L. Herrel, Sr.               Name: Ronald A. Drapeau

Title: Chairman & CEO                      Title: Chairman & CEO

Date Signed: 12/2/03                       Date Signed: 12/16/03